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TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Boston Restaurant Associates, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF SPECIAL MEETING IN LIEU OF
ANNUAL MEETING OF STOCKHOLDERS OF
BOSTON RESTAURANT ASSOCIATES, INC.
TO BE HELD ON APRIL 23, 2004

A Special Meeting In Lieu of Annual Meeting of Stockholders of Boston Restaurant Associates, Inc., a Delaware corporation (the "Company"), will be held on April 23, 2004 at 10:00 a.m., EST, at the offices of Brown Rudnick Berlack & Israels LLP, 18th Floor, One Financial Center, Boston, Massachusetts 02111, for the following purposes:

  1.
  To elect six directors to serve until the next annual meeting (presently scheduled for September 2004) and until their successors are duly elected and qualified.

  2.
  To consider and act upon any matters incidental to the foregoing purposes and any other matters which may properly come before the meeting or any adjourned session thereof

        The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on March 8, 2004 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting and any continuation or adjournment thereof. Any stockholder attending the meeting may vote in person even if he or she previously returned a proxy.

                      By Order of the Board of Directors

                      GORDON R. PENMAN, Secretary

Boston, Massachusetts
March 26, 2004

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

BOSTON RESTAURANT ASSOCIATES, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING IN LIEU OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 23, 2004

        This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Boston Restaurant Associates, Inc., a Delaware corporation with its principal executive offices at 999 Broadway, Saugus, Massachusetts 01906 (the "Company"), for use at the Special Meeting in lieu of Annual Meeting of Stockholders to be held on Friday, April 23, 2004 at 10:00 a.m., local time, or at any continuation or adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting in lieu of Annual Meeting of Stockholders. The Meeting will be held at the offices of Brown Rudnick Berlack & Israels LLP, 18th Floor, One Financial Center, Boston, Massachusetts 02111.

        It is expected that this proxy statement, the accompanying proxy and our Annual Report to Stockholders for the fiscal year ended April 27, 2003 will be first mailed to stockholders on or about March 26, 2004. Our Annual Report to Stockholders includes a copy of our Annual Report on Form 10-K for the fiscal year ended April 27, 2003 as previously filed with the Securities and Exchange Commission ("SEC"), except for exhibits.

GENERAL INFORMATION

Record Date, Voting Rights and Outstanding Shares

        Only stockholders of record at the close of business on March 8, 2004 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 7,035,170 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company. Each stockholder is entitled to one vote for each share of Common Stock held on that date and may vote such shares either in person or by proxy.

Solicitation

        Proxies are being solicited on behalf of the Board of Directors and the cost of such solicitation will be borne by the Company. Certain of the directors, officers and employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of the securities held by them.

Voting Procedures

        The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. The six nominees for the Board of Directors of the Company who receive the greatest number of votes cast at the Meeting will be elected directors of the Company. Abstentions will have no effect on the outcome of a vote for the election of directors. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Meeting, will not be counted towards a quorum, and will not be voted on any matter. Shares of Common Stock held of record by brokers who return a signed and dated proxy but fail to vote (a "broker nonvote") on the election of directors will count towards the quorum but will have no effect on matters not voted.

        The enclosed proxy card, if executed and returned, will be voted as directed on the proxy card or, in the absence of such direction, for the election of the nominees as directors. The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, the persons named on the enclosed proxy card will vote the shares represented thereby on such matters in accordance with their best judgment. The proxy may be revoked at any time prior to exercise by filing with the Secretary of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

Security Ownership Of Certain Beneficial Owners And Management

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of February 14, 2004 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each current director and nominee for director of the Company, (iii) each of the Named Executive Officers listed in the Summary Compensation Table below, and (iv) all current directors, nominees and executive officers of the Company, as a group. Except where otherwise indicated, this information is based upon information provided to the Company by the named person.

Name and Address	Number of Shares Beneficially Owned(1) (2)	Percentage of Outstanding Shares
George R. Chapdelaine (3) c/o Boston Restaurant Associates, Inc. 999 Broadway Saugus, MA 01906	810,390	11.3%
Hugh Devine (4)	60,000	*
Robert Karam (5)	30,000	*
Roger Lipton (5)(6) 983 Park Avenue New York, NY 10028	1,808,223	25.6%
John P. Polcari, Jr. (5)(7) c/o Boston Restaurant Associates, Inc. 999 Broadway Saugus, MA 01906	897,745	12.7%
Lucille Salhany (5) (7)	166,399	2.4%
Edward P. Grace III	—	—
Robert C. Taft (8)	101,162	1.4%
Anthony Buccieri (9)	75,000	1.1%
Fran V. Ross (9)	94,801	1.3%
Dolphin Management, Inc. (10) 129 East 17th Street New York, NY 10003	1,115,000	15.8%
Jordan American Holdings, Inc. (11) 1875 Ski Time Square Dr., Suite 1 Steamboat, Springs, CO 80487-9015	703,186	9.3%
All directors, nominees and executive officers as a group (10 persons) (12)	3,920,062	52.8%

*
Less than one percent

(1)
Unless otherwise indicated in other footnotes, to the knowledge of the Company, all persons listed have sole voting and investment power with respect to shares of Common Stock, except to the extent shared with spouses under applicable law.

(2)
In computing the number of shares beneficially owned and the percentage of ownership of that person, shares of Common Stock subject to options or warrants exercisable within 60 days after the date of the information in the table are deemed outstanding. However, such shares are not deemed outstanding for the purpose of computing percentage ownership of any other person.

(3)
Based upon information contained in a Schedule 13G Amendment as filed with the Securities and Exchange Commission on January 22, 2004. Includes 80,000 shares issuable pursuant to stock options.

(4)
Includes 60,000 shares issuable pursuant to stock options.

(5)
Includes 30,000 shares issuable pursuant to stock options.

(6)
Based upon information contained in a Schedule 13D, Amendment 2, as filed with the Securities and Exchange Commission on February 11, 2004.

(7)
Based upon information contained in Schedules 13G Amendment as filed with the Securities and Exchange Commission on January 22, 2004. Includes 123,658 shares issued to Lucille Salhany and Mr. Polcari jointly with rights of survivorship and 12,741 shares held by Ms. Salhany for the benefit of certain family members.

(8)
Based on information provided by Mr. Taft. Does not include 77,800 shares held by relatives of Mr. Taft for which he disclaims any beneficial ownership.

(9)
Includes 69,900 shares issuable pursuant to stock options.

(10)
Based upon information contained in a Schedule 13D, as amended, as filed with the Securities and Exchange Commission on March 31, 1998, and written information provided by Dolphin Management, Inc.

(11)
Based upon information contained in a Schedule 13G as filed with the Securities and Exchange Commission on February 13, 1998. Includes 500,000 shares issuable pursuant to currently exercisable warrants.

(12)
Includes 339,800 shares issuable pursuant to stock options.

PROPOSAL NO. 1 —
ELECTION OF DIRECTORS

        At the Meeting, six directors are to be elected to serve until the 2004 Annual Meeting of Stockholders expected to be held on or about September 10, 2004, and until their respective successors have been duly elected and qualified. The persons listed in the table below have been nominated by the Board of Directors for election as directors.

        All six of the nominees have agreed to stand for election. In the unanticipated event that any nominee should be unable or declines to stand for election at the Meeting, the proxies will be voted for such substitute nominees, if any, as the present Board of Directors may designate. The nominees have not been nominated pursuant to any arrangement or understanding with any person.

        The following table sets forth certain information with respect to the nominees.

Name	Age	Position	Director Since
George R. Chapdelaine	58	Chief Executive Officer, President and Director	1994
Hugh Devine	56	Director	2000
Edward P. Grace III	53	Nominee for Director	—
Roger Lipton	63	Director	1996
John P. Polcari, Jr.	72	Director	1994
Robert C. Taft	53	Nominee for Director	—

Information On Nominees

        Mr. Chapdelaine was elected President, Chief Executive Officer and a director of the Company in April 1994. Mr. Chapdelaine served as President, Chief Executive Officer and a director of Pizzeria Regina, Inc., a predecessor of the Company, from 1982 until it was acquired by the Company in April 1994. Prior to 1982, Mr. Chapdelaine worked in the food service industry in various capacities, including as an independent marketing consultant, a general manager of the Food Service division for H.P. Hood, Inc. and a sales manager for Chiquita Brands, a subsidiary of United Brands. Mr. Chapdelaine holds an MBA from Clark University and graduated with a B.S. in Hotel and Restaurant Management from Oklahoma State University. He currently serves on the Board of the Massachusetts Restaurant Association.

        Mr. Devine has been the President of Devine & Pearson Advertising, Inc. (an advertising and communications agency with 26 years experience marketing to the food service industry) since 1976. Mr. Devine is nationally recognized for identifying marketing opportunities for clients, both food service operators and manufacturers of food, beverages, equipment and supplies. He serves on the boards of directors of the YMCA, American Association of Advertising Agencies and Advertising Club of Greater Boston.

        Mr. Grace is President of Phelps Grace International, Inc., an investment management company, and Managing Director of Grace Venture Partners, LP. Mr. Grace has over 30 years experience in the food service industry. He was the founder, Chairman, President and CEO of Bugaboo Creek Steak House, Inc., operator of both The Capital Grill, a 17 location fine dining restaurant, and the Bugaboo Creek Steak House, a casual dining restaurant with locations throughout the East Coast, from 1989 until 1996. He was Vice Chairman and a Director of RARE Hospitality International, Inc. from 1996 to 1998. From 1992 until 1994 he was the Chairman of Homestyle Buffet, Inc., a 34 location buffet style restaurant chain. Mr. Grace has served as the director of a number of public and private companies, including Professional Facilities Management, Inc., Not Your Average Joe's Inc., and PsiloQuest, Inc. He is currently a Trustee of Johnson & Wales University and of Bryant College and in the past has served on the boards of a number of other trade associations, and educational and philanthropic organizations, including the National Restaurant Association.

        Mr. Lipton has been President of Lipton Financial Services, Inc. (a money management and investment banking firm, specializing in restaurant, franchising and retailing industries) since 1993. Since February 1995, he has also been a Managing Director of Axiom Capital Management, Inc., a NASD broker/dealer. From 1981 until February 1995, he was Managing Director of Ladenburg, Thalmann & Co., Inc., a broker/dealer and investment banking firm.

        Mr. Polcari was a founder of Pizzeria Regina, Inc. and employed by the Company and its predecessor in various capacities from its inception. He is a recipient of the National Restaurant Association's state restaurateur of the year award for the Commonwealth of Massachusetts.

        Mr. Taft has been the CEO of Caffino, Inc., a chain of double drive-through expresso bars, since September 2003. He has over 25 years experience in the food service industry. He was Chief Operating Officer of Fuddruckers, Inc., a fast casual restaurant chain with over 200 franchised and company owned locations, from 1999 until 2002. From 1996 until 1999, he served as President of the Au Bon Pain Bakery Cafes unit of Au Bon Pain, Inc., a fast service chain with over 250 locations. From 1993 until 1996, Mr. Taft was the President and CEO of Papa Gino's, Inc. He has served on the boards of Ultimate Franchise Systems, Inc. and the Washington and Massachusetts Restaurant Associations.

CORPORATE GOVERNANCE

General

        The Board of Directors of the Company believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders. In response to the wave of corporate scandals and Congress's enactment of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), in the Fall of 2002 the Board reviewed our corporate governance policies and practices and comparing them to the provisions of Sarbanes-Oxley, the new and proposed rules of the SEC under that statute and practices suggested by various authorities in corporate governance. Based upon that review, in December 2002 the Board of Directors took steps to implement the then proposed rules and listing standards. In particular, the Board:

  •
  adopted a new charter for our Audit Committee reflecting the requirements of Sarbanes-Oxley and the rules adopted or then proposed for audit committees;

  •
  adopted a charter for our Compensation Committee;

  •
  created a Corporate Governance and Nominating Committee (initially consisting of the entire Board) and adopted its charter;

  •
  Reviewed the independence standards for directors then being proposed or adopted by the SEC and Nasdaq and assessed the independence of existing board and committee members under those standards; and

  •
  adopted a Code of Ethics and a Code of Conduct which applies to all executive officers, directors, employees and b agents of the Company.

        Subsequent to the December 2002 meeting, the Board also approved adjustments in the actions taken at that meeting to conform to changes in regulations subsequently adopted by the SEC and the Nasdaq Stock Market, Inc.

Board of Directors and Committees

        The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The Board's primary responsibility is to oversee the management of the Company and, in so doing, to serve the best interests of the Company and its stockholders. Management keeps the directors informed of Company activity through regular written reports and presentations at Board and committee meetings.

        The Board of Directors held six meetings during the fiscal year ended April 27, 2003.

        The Board of Directors also acted by unanimous written consent in lieu of a special meeting on two occasions. Each current director attended at least 75% of the meetings of the Board of Directors and of committees of which he or she was a member held during the last fiscal year. The Board of Directors previously determined that Mr. Devine and Mr. Karam were "independent directors" under the standards of the Nasdaq Stock Market, Inc. (NASD Rule 4200(a)(15)). The Company anticipates that three of the six nominees, Messrs. Devine, Grace and Taft, will satisfy the requirements to be an independent director.

        The Board currently has the following committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

        Audit Committee.    The primary function of our Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the management of the Company. The Audit Committee is directly responsible for the oversight of : (i) the integrity of the Company's disclosure controls and procedures; (ii) the integrity of the Company's internal controls over financial reporting; and (iii) the qualifications, independence, appointment, compensation and performance of the Company's independent auditors. It also is responsible for administering the Company's Code of Ethics and Code of Conduct, the establishment of "whistle-blowing" procedures, and the oversight of certain other compliance matters.

        Under its new charter adopted in December 2002, as subsequently amended and supplemented by SEC and stock market rules, the Audit Committee must consist of not less than one or more than three directors, all of whom satisfy the independence standards of the SEC, the Nasdaq Stock Market and the any requirements of the Boston Stock Exchange. The Audit Committee has been composed of Mr. Devine and Mr. Karam, both of whom the Board of Directors determined satisfy those standards. In 2002, the Board of Directors reviewed the qualifications of Mr. Karam and determined that he was an "audit committee financial expert" as defined by SEC rules. While the future membership of the Audit Committee will not be determined until the meeting of directors immediately following the Special Meeting, the Company anticipates that Mr. Grace and either or both of Mr. Devine and Mr. Taft will be appointed to the Audit Committee, and that Mr. Grace will satisfy the requirements of an "audit committee financial expert".

        The Audit Committee held four meetings during the fiscal year ended April 27, 2003. As noted above, the Board adopted a new charter for the Audit Committee in December 2002, which is attached as Appendix I.

        Compensation Committee.    The purpose of the Compensation Committee is to assist the Board in the discharge of its responsibilities related to the fair and competitive compensation of executives and key employees of the Company. It is charged with periodic review of the compensation philosophy of the Company, annual evaluation of the performance of the principal executives and key employees, annual review of the total compensation of those persons, approval of grants under and supervision of the administration of stock plans, and issuance of an annual report to stockholders in accordance with SEC rules.

        Under its charter as adopted in December 2002, the Compensation Committee must consist of a minimum of one director, and each member must be a non-employee, outside director under various standards of the tax laws and rules of the SEC, who also satisfies the independence requirements of the Nasdaq Stock Market and any requirements of the Boston Stock Exchange. The Compensation Committee currently has been composed of Mr. Devine and Mr. Karam, both of whom the Board determined satisfy those standards. While the future membership of the Compensation Committee will not be determined until the meeting of directors immediately following the Special Meeting, the Company anticipates that it will consist of some combination of Messrs. Devine, Grace and Taft, each of whom is expected to meet those standards.

        The Compensation Committee held one meeting during the fiscal year ended April 27, 2003.

        Corporate Governance and Nominating Committee.    The purpose of the Corporate Governance and Nominating Committee is to review and evaluate the company's policies, codes of conduct and guidelines, evaluate and make recommendations to the Board concerning Board committees, review and evaluate the CEO and other senior management (other than related to compensation), serve as a focal point for management succession planning, and identify and evaluate candidates for nomination as directors.

        Under its charter as adopted in December 2002, the Corporate Governance and Nominating Committee may consist of either the entire Board or, if less than the entire Board, a committee of not less than two non-employee members of the Board of Directors, each of whom satisfies the independence requirements of the Nasdaq Stock Market and any requirements of the Boston Stock Exchange. The Board of Directors considered the functions of the Corporate Governance and Nominating Committee and the fact that four of the directors who are not independent within the meaning of the Nasdaq definition are major stockholders and collectively the owners of approximately half of the Company's outstanding capital stock, and determined that it was appropriate for the entire Board of Directors to serve as the Corporate Governance and Nominating Committee. The Board met as the Corporate Governance and Nominating Committee once during the last fiscal year. Half of the nominees, Messrs. Devine, Grace and Taft, are expected to satisfy the independence standards of the Nasdaq Stock Market.

        Under its charter, the Corporate Governance and Nominating Committee is responsible for identifying candidates to serve as directors (whether such directorships are filled by the Board or by stockholders), gathering information on such candidates, conducting interviews of candidates and their references, and making recommendations to the full Board of Directors. A copy of the charter of the Corporate Governance and Nominating Committee is included as Appendix II to this Proxy Statement.

        The Corporate Governance and Nominating Committee may consider nominees recommended by stockholders and other sources, such as directors, officers, third party search firms or other appropriate sources. In evaluating candidates, it will consider personal integrity, sound business judgment, business and professional skills and experience, independence (as defined under SEC and Nasdaq rules), diversity, potential conflicts of interest, the extent to which a candidate would fill a present need, and concern for the long term interests of stockholders. In any particular situation, the committee may focus on persons possessing a particular background, experience or qualifications which the Committee believes would be important to enhance the effectiveness of the Board. The evaluation process for stockholder recommendations is the same as for candidates from any other source. The two new nominees for the Board of Directors this year, Messrs. Grace and Taft, were recommended to the committee by Mr. Lipton, a director and approximately 25% stockholder of the Company, based upon their extensive experience in the food service industry.

        If stockholders wish to recommend a candidate for director for election at the 2004 annual meeting of stockholder, they must follow the procedures described in "Additional Information—Stockholder Proposals and Recommendations For Director."

Audit Committee Report

To The Stockholders:

        Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. Management has represented to the Audit Committee that the Company's consolidated financial statements for the fiscal year ended April 27, 2003 were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has reviewed and discussed the consolidated financial statements with management and separately with the independent accountants. The Audit Committee also reviewed with the independent auditors the accounting policies and practices critical to the Company's financial statements, the alternative treatments within general accepted accounting principles for policies and practices related to materials items that have been discussed with management, the ramifications of each alternative, and the independent auditors' preferred treatment. It also reviewed the material written communications between management and the independent auditors.

        The Company's independent auditors provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, to confirm their independence and to engage in a discussion of independence. The Audit Committee also reviewed with the independent auditors the new SEC rules with respect to independence of auditors. The audit committee received from the Company's auditors written communication of the matters required by Statement on Auditing Standards No. 61 and discussed these matters with the Company's auditors.

        The Audit Committee assumed the responsibility for pre-approval of the performance of all audit and non-audit services by its independent auditors effective January 1, 2003. In each case where approval was sought for the provision of non-audit services after that date, the Audit Committee considered whether the independent auditors' provisions of such services to the Company is compatible with maintaining the auditors' independence, and determined that they were compatible.

        Based on the above review and procedures, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for fiscal year April 27, 2003 be included in the Company's Annual Report on Form 10-K for that fiscal year. Further, the Audit Committee has appointed BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending April 26, 2004.

                      AUDIT COMMITTEE
                      Hugh Devine
                      Robert Karam

Independent Auditor Fees and Other Matters

        As noted, the Audit Committee appointed BDO Seidman, LLP as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending April 27, 2003. BDO Seidman, LLP has audited the Company's financial statements annually since 1994, and has served either the Company or its predecessor as independent public accountants for more than 19 years. The Audit Committee believes it is desirable and in the best interest of the Company to continue employment of that firm. A representative of BDO Seidman, LLP will be at the Meeting and will have an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.

        Audit Fees.    BDO Seidman, LLP billed the Company an aggregate of $106,000 and $112,200 for the fiscal years ended April 28, 2002 and April 27, 2003, respectively, for professional services rendered by BDO Seidman, LLP in connection with its audit of the Company's financial statements, its review of the Company's quarterly reports on Form 10-QSB, and services normally provided in connection with statutory or regulatory filings or engagements.

        Audit Related Fees.    BDO Seidman, LLP billed the Company an aggregate of $0 and $10,600 in the fiscal years ended April 28, 2002 and April 27, 2003, respectively, for professional services rendered by BDO Seidman, LLP for assurance and related services reasonably related to the performance of an audit or review.

        Tax Fees.    BDO Seidman, LLP billed the Company an additional $39,700 and $30,000 in the fiscal years ended April 28, 2002 and April 27, 2003, respectively for tax compliance, tax advice and tax planning.

        All Other Fees.    BDO Seidman, LLP did not bill the Company for any professional services not otherwise described above in the fiscal years ended April 28, 2002 and April 27, 2003, respectively.

        Commencing January 1, 2003, in each case where approval was sought for the provision of non-audit services, the Audit Committee considered whether the independent auditors' provision of such services to the Company is compatible with maintaining the auditors' independence and determined that they were.

Certain Relationships And Related Transactions

        The Company had subordinated debentures outstanding at April 27, 2003 consisted of convertible subordinated debentures in the amount of $1,500,000 bearing interest at 8% through 31 December, 1997; 10% through 31 December, 1998; 12% through 31 December 1999; and 14% through 2011, equivalent to a blended rate of at 13.2% annually, payable semi-annually and convertible into the Company's Common Stock at a conversion rate of $1.25 per share. The Company can redeem the convertible debentures under certain conditions. The debentures are due December 2011. Mr. Lipton, a member of the Board of Directors of the Company, received a fee equal to 5% of the proceeds as compensation for services in connection with this transaction.

COMPENSATION AND OTHER INFORMATION
CONCERNING DIRECTORS AND OFFICERS

Compensation of Directors

        Non-employee directors of the Company presently do not receive cash compensation for their services as directors. The Company provides health insurance benefits or the cash equivalent to its directors and reimburses them for their out-of-pocket expenses in attending board meetings. In addition, directors are eligible for the grant of stock options under the 2002 Combination Stock Option and Share Award Plan.

Management

        The names of the Company's executive officers who are not directors of the Company, and certain biographical information furnished by them, are set forth below:

        Anthony A. Buccieri, 48, was appointed Vice President of Operations in April 1994. Mr. Buccieri joined a predecessor of the Company in 1974 and has served in various capacities since that date, including as operations supervisor, assisting in the opening of all Pizzeria Regina restaurants since 1983.

        Fran Ross, 54, was appointed the Company's Vice President in February 1995 and Chief Financial Officer in October 1995.

Executive Compensation

        The following Summary Compensation Table sets forth the compensation during each of the last three fiscal years of the Chief Executive Office and of each executive officer whose annual salary and bonus exceeded $100,000 for services in all capacities to the Company during the fiscal 2003 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

			Annual Compensation			Long-Term Compensation Awards
Name and Principal Positions	Fiscal Year Ended	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All other Compensation ($)
George R. Chapdelaine President and CEO	4/27/2003 4/28/2002 4/29/2001	205,000 205,000 195,000	73,000 61,000 0
Anthony Buccieri Vice President Operations	4/27/2003 4/28/2002 4/29/2001	123,000 117,000 111,000	42,000 35,000 0
Fran V. Ross Vice President Administration and Chief Financial Officer	4/27/2003 4/28/2002 4/29/2001	119,000 114,000 109,000	40,000 34,000 0

Employment Contract

        The Company and Mr. Chapdelaine, the Chief Executive Officer and President of the Company, entered into a one year employment agreement dated July 1, 1999, which automatically renews annually unless terminated by either party. Mr. Chapdelaine was also provided with an automobile plus the cost of annual insurance and with such other employee benefits as were generally available to employees or officers of the Company.

        Under the terms of the employment agreement, if Mr. Chapdelaine's employment with the Company is terminated by the Company upon 30 days notice without cause, or if Mr. Chapdelaine terminates his employment with the Company for good reason (either a material reduction in his overall level of responsibility or the relocation of the Company's executive offices to a location that is more than 35 miles from Boston, Massachusetts, in each case without his consent) or due to a change in control of the Company, then the Company must continue to pay Mr. Chapdelaine his then-current base salary, payable monthly, during a one-year severance period, and Mr. Chapdelaine may not compete with the Company during that period.

        Mr. Chapdelaine's employment agreement also contains a non-competition provision that prohibits Mr. Chapdelaine from directly or indirectly competing with the Company as long as he is an employee of the Company and, in the case of his voluntarily termination or his termination by the Company for cause, for a period of two years thereafter. The agreement also contains confidentiality provisions that provide that Mr. Chapdelaine may not disclose proprietary information of the Company, other than in furtherance of the business of the Company or in response to a court order.

Bonus Program

        The Company has adopted an incentive program under which key contributors, selected by the Compensation Committee, will be paid cash bonuses. The aggregate amount of these bonuses will be based upon a formula related to the financial performance of the Company. Bonuses, if any, will be allocated by the Compensation Committee among the individual employees based upon their performance during the year.

Stock Options

        The following table presents certain information concerning stock options held by the Named Executive Officers. No stock options were granted to or exercised by the Named Executive Officers during the last fiscal year.

AGGREGATED OPTION EXERCISES IN LAST
FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares of Common Stock Underlying Unexercised Options at April 28, 2002 (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at April 28, 2002 ($) Exercisable/ Unexercisable
George R. Chapdelaine CEO	0	0	80,000/0	N/A
Anthony Buccieri	0	0	69,900/0	N/A
Fran V. Ross	0	0	69,900/0	N/A

Company Equity Compensation Plans

        The Company presently maintains a 1994 Director Stock Option Plan and a 1994 Employee Combination Stock Option Plan under which options are no longer issued, and the Combination Stock Option and Share Award Plan (the "2002 Plan"), pursuant to which it may grant equity awards to eligible persons. The following table gives information about those plans.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrant and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	775,800	$1.085	440,000
Equity compensation plans not approved by security holders	0	0	0

Total	775,800	$1.085	440,000

Performance Graph

        The following graph compares the change in Boston Restaurant Associates, Inc.'s cumulative total stockholder return the last five fiscal years with the cumulative return on the Russell 2000 and the Standard & Poor Index for Hotel, Restaurant and Leisure for that period.

Compensation Committee Report

To the Stockholders:

        The Compensation Committee of the Board of Directors, comprised solely of independent directors, is responsible for assisting the Board in the discharge of its responsibilities related to the fair and competitive compensation of executives and key employees of the Company. Among other responsibilities, the Compensation Committee reviews and recommends to the Board of Directors the compensation of the Chief Executive Officer and each of the other executive officers of the Company.

        The objective of the Compensation Committee in determining the compensation of the Company's executive officers is to provide a base compensation which allows the Company to attract and retain experienced talent. The Compensation Committee's philosophy is to align the executive officers' interests with the success of the Company; therefore, the Committee has established bonus payments based on the Company's performance. The cash compensation for each executive officer consists of a base salary plus the potential for an annual performance bonus. The bonus for the Chief Executive Officer is based on performance factors including the Company obtaining or exceeding stated financial targets, improved or enhanced operations and identifying potential site locations. Mr. Chapdelaine's salary for fiscal 2003 was based upon his pre-existing contract, and the amount of his bonus for fiscal 2003 was based upon his performance in relation to those financial targets and new location site identification.

                      COMPENSATION COMMITTEE

                      Hugh Devine
                      Robert Karam

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Reporting persons are also required to furnish the Company with copies of all Forms 3, 4, and 5 they file.

        Based solely on the Company's review of the copies of Forms 3, 4 and 5 which it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its directors, executive officers, and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended April 27, 2003.

Other Proposed Action

        The Board of Directors knows of no other matters that may come before the Meeting other than the election of directors. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Stockholder Proposals and Recommendations For Director

        The Company anticipates that the 2004 Annual Meeting of Stockholders will be held on September 10, 2004. Proposals which stockholders intend to present at the Company's 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act of 1934, and wish to have included in the Company's proxy materials must be received by the Company no later than April 23, 2004. If a proponent fails to notify the Company by June 21, 2004 of a non-Rule 14a-8 shareholder proposal which it intends to submit at the Company's 2004 Annual Meeting of Stockholders, the proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter.

        Stockholders may make recommendations to the Corporate Governance and Nominating Committee of candidates for its consideration as nominees for director at the Company's 2004 Annual Meeting of Stockholder by submitting the name and qualifications of such person to the Corporate Governance and Nominating Committee, c/o Secretary of the Corporation at the Company's principal executive offices, 999 Broadway, Saugus, MA 01906. Any such recommendations should be submitted as early as possible, but in any event not later than May 25, 2004. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of the Company's Common Stock for at least one year.

Material Not Incorporated by Reference

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the sections of the Proxy Statement entitled "Board of Directors and Committees Audit Committee", "Audit Committee Report" and "Compensation Committee Report" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Materials Available

        The Company will provide each beneficial owner of its securities who did not receive it as part of this mailing a copy of the annual report on Form 10-K, including the financial statements and schedules thereto, for the Company's most recent fiscal year, without charge, upon receipt of a written request from such person. The Company will similarly provide a copy of its Code of Ethics/Code of Conduct upon request. Such request should be sent to Investor Relations, Boston Restaurant Associates, Inc., 999 Broadway, Suite 400, Saugus, Massachusetts 01906.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

APPENDIX I

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

As Adopted on December 6, 2002
and Amended March 5, 2004

I.     PURPOSE

        The primary functions of the Audit Committee (the "Committee") are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to management of the business and affairs of Boston Restaurant Associates, Inc. (the "Company"), including the Company's accounting and financial reporting processes generally and the Company's compliance with legal and regulatory requirements. In particular, to the extent provided by applicable law, the Committee shall itself carry out the oversight of: (i) the integrity of the Company's disclosure controls and procedures; (ii) the integrity of the Company's internal controls and procedures for financial reporting; and (iii) the qualifications, independence, appointment, compensation and performance of the Company's registered public accounting firm.

        The term "registered public accounting firm" as used herein (i) initially shall mean the independent accounting firm serving as the Company's auditors and (ii) after the date on which the rules of the Securities and Exchange Commission ("SEC") will require the Company's auditors to be registered with the Public Company Accounting Oversight Board (the "Accounting Board"), shall mean the public accounting firm registered with the Accounting Board which performs the auditing function for the Company.

        Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. It is not the duty of the Committee to conduct audits, to determine that the Company's financial statements and disclosures fairly present in all material respects the financial condition, results of operations and cash flows of the Company, or to determine that such financial statements and disclosures are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Company management, and subject to audit by the Company's auditors.

II.    COMPOSITION AND INDEPENDENCE

        The Committee shall consist of at least one and not more than three directors of the Company as determined by the Board of Directors, a majority of whom shall meet the independence requirements under the applicable rules of The Nasdaq Stock Market, Inc and the Boston Stock Exchange. The Company will use its best efforts to assure that at least one of the independent directors on the Audit Committee shall satisfy the financial sophistication requirements of The Nasdaq Stock Market, Inc.

        Members of the Committee shall be elected by the Board of Directors on the recommendation of the Corporate Governance and Nominating Committee, at the annual meeting of the Board. Members shall serve until their successors shall be duly elected and qualified. The Committee's chairperson shall be designated by the Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of all members of the Committee.

        The Committee may form subcommittees consisting of one or more members and delegate to such subcommittees authority to perform specific functions, including without limitation pre-approval of audit and non-audit services, if permitted by applicable law, and regulations and the listing requirements of any stock market in which the Company's securities are traded.

III.  MEETINGS AND PROCEDURES

        The Audit Committee shall meet four times per year, or more frequently as circumstances require. The Committee may request that members of management, the independent auditors and others attend meetings and provide pertinent information, as necessary.

        Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the Company's By-laws, unless otherwise stated by resolution of the Board of Directors.

        The Audit Committee shall report to the Board of Directors at each meeting thereof.

IV.    RESPONSIBILITIES AND DUTIES

  A.
  General Matters

  1.
  The Committee shall be solely responsible for the appointment, compensation and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing its audit report or related work. The registered public accounting firm shall report directly to the Committee.

  2.
  The Committee shall have the sole authority to review and approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be provided by the Company's auditors. All such services should be approved in advance.

  3.
  The Committee may delegate to any one of its members the authority to pre-approve audit and permitted non-audit services.

  B.
  Oversight of the Company's Relationship with the Auditors

        With respect to any registered public accounting firm that proposes to perform audit services for the Company, the Committee shall:

  1.
  At least on annual basis, appoint a registered public accounting firm to perform the audit of the Company's financial statements and such other activities as are required to be performed by its auditors by the rules of the SEC, the Accounting Board and the listing requirements of any stock market on which the Company's securities are trades.

  2.
  On an annual basis, review all relationships the registered public accounting firm has with the Company in order to consider and evaluate the registered public accounting firm's continued independence. In connection with its review and discussions, the Committee: (i) shall ensure that the registered public accounting firm submits to the Committee on an annual basis a formal written statement (consistent with Independence Standards Board Standards No. 1, as it may be amended or supplemented, and Section 10A of the Exchange Act) delineating all relationships and services that may impact the objectivity and independence of the registered public accounting firm; (ii) shall actively engage in a dialogue with the registered public accounting firm with respect to any disclosed relationship, services or fees (audit and permitted non-audit related) that may impact the objectivity and independence of the registered public accounting firm; (iii) shall review the registered public accounting firm's statement of the fees billed for audit and non-audit related services, which statement shall specifically identify those fees required to be disclosed in the Company's annual proxy statement; (iv) shall take appropriate action to oversee the independence of the registered public accounting firm; and (v) shall satisfy itself as to the registered public accounting firm's independence.

  3.
  On an annual basis, confirm that neither the lead (or coordinating) audit partner (i.e., the partner having primary responsibility for the audit), nor the concurring partner (i.e., the partner responsible for performing a second level of review on the audit) has performed such services for the Company for more than the four consecutive previous fiscal years, and that once either has performed such services for five years, that he or she not perform such services for a period of five years.

  4.
  On an annual basis, confirm that it is not disqualified by virtue of the fact that any of the Company's chief executive officer, chief financial officer, controller, chief accounting officer (or a person serving in an equivalent position) was employed by that registered public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit.

  5.
  Establish with registered public accounting firm the scope and plan of the work to be done by the registered public accounting firm as part of the audit for the fiscal year.

  6.
  At least annually, obtain and review a report from the registered public accounting firm describing (i) that firm's internal quality control procedures and (ii) any material issues raised by the most recent quality control review of the registered public accounting firm by or under the rules of the Accounting Board, or raised by any inquiry or investigation by governmental or professional authorities within the preceding five years, with respect to one or more independent audits carried out by the registered public accounting firm, and any steps taken to deal with any such issues.

  C.
  Financial Statements

        With respect to the Company's financial statements, the Committee shall:

  1.
  Review and discuss with management and the registered public accounting firm the Company's quarterly financial statements prior to release to the investing public or submission to any governmental body, any stock exchange, or stock market or to stockholders.

  2.
  Ensure that the Company's quarterly financial statements have been reviewed by the registered public accounting firm prior to filing with the SEC, such review to follow professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards, as the same may be modified or supplemented by the SEC or the Accounting Board.

  3.
  Discuss with the registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("SAS 61"), relating to the conduct of any audit, and any disagreements or difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information. The Committee shall resolve any disagreements between management and the auditor regarding financial reporting.

  4.
  Review and discuss with management and the registered public accounting firm the Company's annual audited financial statements and the report of the registered public accounting firm thereon.

  5.
  Following completion of its review of the annual audited financial statements, recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements and the report of the registered public accounting firm thereon be included in the Company's annual report on Form 10-K filed with the SEC.

  6.
  Prepare the Audit Committee report required by the SEC to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange or stock market rules.

  D.
  Discussions with Management Regarding Financial Disclosures

        With respect to financial information disclosure, the Committee shall:

  1.
  Review and discuss with management the Company's periodic earnings press releases, as well as financial information and earnings guidance provided from time to time to analysts and rating agencies.

  2.
  Review and discuss with management all material correcting adjustments identified by the registered public accounting firm in accordance with generally accepted accounting principles and SEC rules and regulations which are reflected in each annual and quarterly report that contains financial statements, and that are required to be prepared in accordance with (or reconciled to) generally accepted accounting principles under Section 13(a) of the Exchange Act and filed with the SEC.

  3.
  Review and discuss any disclosures made by the Company's CEO and CFO to the Committee as a result of their evaluation as of the end of each fiscal quarter of the Company's (i) disclosure controls and procedures, and (ii) its internal controls and procedures for financial reporting related to (i) any significant deficiencies in the design or operation of internal controls, and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

  4.
  Review management's report on internal controls and procedures for financial reporting purposes required to be included in the Company's Annual Report of Form 10-K.

  5.
  Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses which are required to be disclosed in each annual and quarterly financial report of the Company filed with the SEC.

  6.
  Review and discuss with management any non-GAAP financial measure included in any periodic or other reports filed with the SEC or in any public disclosure or press or other release, and the compliance of such non-GAAP financial measure disclosure with applicable rules and regulations.

E.
Periodic and Annual Reviews

        On a periodic or annual basis, as applicable, the Committee shall:

  1.
  Receive and review all reports required under the Exchange Act to be provided to it by the registered public accounting firm, including without limitation reports on (i) all critical accounting policies and practices used by the Company, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (iii) all other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

  2.
  Discuss with the registered public accounting firm, without management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

  3.
  Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the registered public accounting firm.

  4.
  Review with management, the registered public accounting firm, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities with relevant jurisdiction.

  5.
  Review and discuss with management (i) the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures (including management's risk assessment and risk management policies), and (ii) the program that management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.

F.
Internal Audit Function and Internal Controls

        With respect to the Company's internal audit function and internal controls and procedures for financial reporting:

  1.
  In consultation with the registered public accounting firm, review and assess the adequacy of the Company's internal controls and procedures for financial reporting and the procedures designed to ensure compliance with laws and regulations.

  2.
  On an annual basis, once required by law, review the registered public accounting firm's attestation to management's report included in the Annual Report on Form 10-K evaluating the Company's internal controls and procedures for financial reporting.

  3.
  Establish and review procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

G.
Legal Compliance

        With respect to attorney disclosure rules for in-house and outside legal counsel the Committee shall be empowered to act in the capacity as the Company's qualified legal compliance committee which shall:

  1.
  Establish and review procedures for the reporting by attorneys of actual or prospective: (i) misconduct by employees and officers of the Company; (ii) material violations of applicable securities laws and regulations; and (iii) material violations of the rules of the stock market on which the Company's securities are listed.

  2.
  On an annual basis, and in consultation with the Company's outside counsel, review and assess the adequacy of the Company's procedures for reporting of matters described in paragraph 1 to ensure compliance with laws and regulations.

H.
Other Miscellaneous Matters

        The Committee shall also have responsibility to:

  1.
  Review and approve all related-party transactions.

  2.
  Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made in the manner permitted by SEC rules regarding such change or waiver.

  3.
  Review with management and the independent auditors the sufficiency in number and the quality of financial and accounting personnel of the Company.

  4.
  Review and reassess the adequacy of this Charter annually and recommend to the Board any changes or amendments the Committee deems appropriate.

  5.
  Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

V.     RESOURCES

        The Audit Committee shall have the authority to retain independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent counsel and other advisers retained to advise the Committee.

APPENDIX II

CHARTER OF THE CORPORATE GOVERNANCE AND NOMINATING
COMMITTEE OF THE BOARD OF DIRECTORS

Adopted December 6, 2002
Amended March 5, 2004

Purpose

        The purpose of the Corporate Governance and Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Boston Restaurant Associates, Inc., a Delaware corporation (the "Company"), will be to: (i) review and evaluate the Company's policies, codes of conduct and guidelines; (ii) evaluate and make recommendations to the Board regarding Board committees, including recommending the committees which should be established and their respective composition and structure; (iii) review and evaluate the CEO and other senior management of the Company (unrelated to compensation matters); (iv) evaluate and make recommendations to the Board regarding Board meeting policies; (v) serve as a focal point for Chief Executive Officer ("CEO") succession planning and an interface between management and the Board regarding the selection of other senior management; (vi) identify, review and evaluate candidates to serve as directors of the Company; and (vii) serve as a focal point for communication between such candidates, the Board and the Company's management.

Composition

        The Committee shall initially consist of the entire Board of Directors. In the event that the Board shall determine to appoint a Committee of less than the entire Board, such Committee shall consist of not less than two non-employee members of the Board who satisfy the listing criteria of the Nasdaq Stock Exchange, Inc. for "independence," and shall be appointed by resolution of the Board and shall serve at the discretion of the Board. The Committee's chairperson shall be designated by the Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

Functions and Authority

        The operation of the Committee will be subject to the provisions of the Bylaws of the Company, as in effect from time to time, and to Section 141 of the Delaware General Corporation Law. The Committee will have the full power and authority to carry out the following responsibilities:

A. Governance

Corporate Governance Policies or Guidelines.    Review and recommend to the Board corporate governance principles, policies or guidelines, including codes of ethics or codes of conduct.

Board Committee Structure.    Recommending to the Board the committees of the Board to be established and the responsibilities to be delegated to each committee.

Committee Member Appointments.    Recommending to the Board the overall composition and make-up of each committee of the Board, including the chair of each committee.

Board Meeting Policies.    Review and make recommendations to the Board and management relating to meeting schedules and locations; meeting agendas, including topics, order of attention and time allocation; presence and participation of senior management; and written materials distributed in advance of meetings.

CEO and Other Senior Management Evaluation and Succession.

  •
  Recommending to the Board a succession plan and procedures, as well as a successor to the CEO, when a vacancy occurs or is anticipated through retirement or otherwise.

  •
  Reviewing CEO planning for the replacement of other senior management of the Company, and approving or making recommendations to the Board regarding the same.

  •
  Evaluating, at least annually (which may be done in conjunction with the Compensation Committee), the performance of the CEO and other senior management of the Company, and recommending to the Board changes to the management team, if appropriate.

Other.    Perform such other functions and have such power as may be necessary or convenient in the efficient discharge of the foregoing.

B. Nominations

1.
Identification of Candidates. Identify potential candidates for membership on the Board.

2.
Information Gathering and Interviewing. Gather information on such candidates and conduct interviews and meetings with such candidates or their references.

3.
Candidate Recommendations. Make recommendations to the Board regarding candidates for membership on the Board.

4.
Board Composition Recommendations. Make recommendations to the Board regarding overall Board composition and makeup.

5.
Miscellaneous. Perform such other functions and have such power as may be necessary or convenient in the efficient discharge of the foregoing

ANNUAL MEETING OF STOCKHOLDERS OF

BOSTON RESTAURANT ASSOCIATES, INC.

April 23, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.
Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	O	George R. Chapdelaine
		O	Hugh Devine
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	Edward P. Grace III
		O	Roger Lipton
		O	John P. Polcari, Jr.
☐	FOR ALL EXCEPT (See instructions below)	O	Robert C. Taft
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.            ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY	BOSTON RESTAURANT ASSOCIATES, INC.	PROXY

ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints George R. Chapdelaine or Gordon R. Penman attorney and proxy to represent the undersigned at the Annual Meeting of Stockholders (the "Meeting") of Boston Restaurant Associates, Inc. (the "Company") to be held on Friday, April 23, 2004, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions on the reverse side and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

Continued, and to be signed, on reverse side
(Please fill in the reverse side and mail in enclosed envelope)